Summary of Significant Accounting Policies (Policies)	12 Months Ended
May 31, 2017
Accounting Policies [Abstract]
Consolidation, Noncontrolling Interests and Basis of Presentation

1) Consolidation, Noncontrolling Interests and Basis of Presentation

Our financial statements include all of our majority-owned subsidiaries, except for certain subsidiaries that were deconsolidated for the period from May 31, 2010 through December 31, 2014 (refer to Note A[2]). We account for our investments in less-than-majority-owned joint ventures, for which we have the ability to exercise significant influence, under the equity method. Effects of transactions between related companies are eliminated in consolidation.

Noncontrolling interests are presented in our Consolidated Financial Statements as if parent company investors (controlling interests) and other minority investors (noncontrolling interests) in partially owned subsidiaries have similar economic interests in a single entity. As a result, investments in noncontrolling interests are reported as equity in our Consolidated Financial Statements. Additionally, our Consolidated Financial Statements include 100% of a controlled subsidiary’s earnings, rather than only our share. Transactions between the parent company and noncontrolling interests are reported in equity as transactions between stockholders, provided that these transactions do not create a change in control.

Our business is dependent on external weather factors. Historically, we have experienced strong sales and net income in our first, second and fourth fiscal quarters comprising the three-month periods ending August 31, November 30 and May 31, respectively, with weaker performance in our third fiscal quarter (December through February).

Certain prior-year amounts have been reclassified to conform with current-year presentation.  See Note A(20), “Other Recent Accounting Pronouncements,” for discussion relating to the reclassification of deferred debt issuance costs. Also, see Note O, “Segment Information,” for discussion surrounding the change in composition of operating and reportable segments during fiscal 2017.

Specialty Products Holding Corp. (“SPHC”)

2) Specialty Products Holding Corp. (“SPHC”)

Prior to May 31, 2010, Bondex International, Inc. (“Bondex”) and its parent, SPHC, were defendants in various asbestos-related bodily injury lawsuits filed in various state courts. These cases generally sought unspecified damages for asbestos-related diseases based on alleged exposures to asbestos-containing products.  On May 31, 2010, Bondex and SPHC, filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to reorganize under chapter 11 of the Bankruptcy Code.  SPHC and Bondex took this action in an effort to permanently and comprehensively resolve all pending and future asbestos-related liability claims associated with Bondex and SPHC.

Similarly, Republic Powdered Metals, Inc. (“Republic”) and NMBFiL, Inc. (“NMBFiL”), both of which are indirect wholly owned subsidiaries of RPM International Inc. (“RPM”), filed to reorganize under chapter 11 of the Bankruptcy Code in August 2014 to resolve all their pending and future asbestos-related liability claims.  Both Republic and NMBFiL remained consolidated subsidiaries of RPM, considering the short-term nature of the bankruptcy and that RPM maintained control of them from a participating rights perspective.

On December 10, 2014 the Bankruptcy Plan was confirmed, and, effective as of December 23, 2014, Bondex, SPHC, Republic and NMBFiL emerged from bankruptcy.  In accordance with the Bankruptcy Plan, the Trust was established and funded with first installments.  Pursuant to the Bankruptcy Plan, the Trust assumed all liability and responsibility for current and future asbestos personal injury claims of Bondex, SPHC, Republic and NMBFiL, and such entities will have no further liability or responsibility for, and will (along with affiliates) be permanently protected from, such asbestos claims.  See Note E, “Borrowings,” for further discussion of the details regarding the timing and funding of contributions to the Trust.

Effective with the filing of the Notice of Entry of Order confirming the Bankruptcy Plan, which required the funding of the Trust, we regained control of SPHC and its subsidiaries, and accordingly, we have accounted for the event as a business combination. The funding of the Trust represents the total consideration transferred in the transaction, or $772.6 million.  The opening balance sheets are based upon closing balances as of December 31, 2014 and results of operations have been included in our Consolidated Financial Statements beginning on January 1, 2015 (the “Accounting Effective Date”) forward, as we concluded that the activity occurring between the date control was obtained (December 23, 2014) and the Accounting Effective Date was not significant.

The fair values of SPHC and its subsidiaries were determined as of January 1, 2015.  Additionally, the fair value of RPM Holdco, of which SPHC owns 21.39% of the outstanding common stock, was determined in order to account for our increase in ownership of the noncontrolling interest as an equity transaction.  The total consideration was allocated on a relative fair value basis between the noncontrolling interest in RPM Holdco, or approximately $208.4 million, and the net assets of SPHC, or approximately $564.2 million.  The difference between the fair value of the noncontrolling interest in RPM Holdco and the carrying value of the noncontrolling interest was recorded as an equity transaction.  The portion of the transaction accounted for as a business combination resulted in goodwill of $118.7 million and intangible assets of $176.0 million.  The acquired intangible assets totaling $176.0 million comprise the following: $118.7 million of customer and distributor relationships, $2.0 million of definite-lived tradenames, $52.7 million of indefinite-lived tradenames and $2.6 million of formulas.  Income tax assets of $271.7 million were recorded in connection with the deductibility of current and future contributions to the Trust.  Additionally, deferred tax liabilities of $72.3 million were recorded for the excess of the fair value book basis of certain assets over the corresponding tax basis.  The fair values of net tangible assets, intangible assets and the noncontrolling interest were based upon valuations, which required our significant use of estimates and assumptions.

Use of Estimates

3) Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Acquisitions/Divestitures

4) Acquisitions/Divestitures

We account for business combinations and asset acquisitions using the acquisition method of accounting and, accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date.

During the fiscal year ended May 31, 2017, we completed acquisitions within each of our three reportable segments.  Two of the current-year acquisitions report through our consumer reportable segment, which include the following: the foam division of a corporation based in St. Louis, Missouri, which sells consumer polyurethane foam in the consumer do-it-yourself market as well as the professional industrial market; and a decorative and specialty coatings company located in the Netherlands.  There were also several acquisitions during fiscal 2017 that report through our industrial reportable segment, which include the following: a manufacturer of commercial waterproofing products based in Australia; a specialist civil engineering and construction organization focusing on bridges, roads and major structures based in Mount Airy, North Carolina; a manufacturer of specialty high performance coatings serving the global oil and gas pipeline market headquartered in Langley, British Columbia, Canada; a manufacturer of foam tapes used in construction and industrial applications based in the U.K.; a company based in Richmond, Missouri, which manufactures resins, intermediates, hardeners and curing agents for use in epoxy and polyurethane materials;  and a manufacturer of specialty chemicals and equipment for infrastructure construction and repair headquartered in Conyers, Georgia.  Lastly, we acquired a product line that reports through our specialty reportable segment, which was a manufacturer of professional equipment and chemicals for cleaning and restoring carpet, upholstery and hard flooring surfaces based in Chandler, Arizona.

During the fiscal year ended May 31, 2016, we completed seven acquisitions.  Two of the prior-year acquisitions report through our consumer reportable segment, which included the following:  the assets associated with nail enamel filling lines and related equipment, based in Newburgh, New York; and a manufacturer of concrete care coatings and sealants for the retail market based in Auburndale, Florida.   There were also two product line acquisitions during fiscal 2016 that report through our industrial reportable segment, which included the following:  a manufacturer of construction adhesives, sealants and tapes based on Calgary, Alberta, Canada; and a manufacturer of extruded silicone sheets for the North American commercial construction and OEM markets based in Harbor Springs, Michigan.  Lastly, there were three acquisitions of product lines during fiscal 2016 that report through our specialty reportable segment, which included the following:  a distributor of a full line of fuel additives based in Battle Creek, Michigan; a plastic molding supplier and manufacturer of fans and radiators for the auto aftermarket based in Fife, Washington; and a manufacturer of high-strength egg white products and specialized stabilizers for meringue toppings and desserts based in LaGrange, Illinois.  During fiscal 2016, we also executed the divestiture of one small product line.

During fiscal 2016, we also acquired the remaining 51% of our Chinese joint venture, as further described in Note A(17) below.

The purchase price for each acquisition has been allocated to the estimated fair values of the assets acquired and liabilities assumed as of the date of acquisition. While the valuations of consideration transferred and total assets acquired and liabilities assumed are substantially complete, measurement period adjustments may be recorded in the future as we finalize certain fair value estimates.  The primary areas that remain preliminary relate to the fair values of deferred income taxes for acquisitions completed during fiscal 2017.  Acquisitions are aggregated by year of purchase in the following table:

	Fiscal 2017 Acquisitions			Fiscal 2016 Acquisitions
(In thousands)	Weighted-Average Intangible Asset Amortization Life (In Years)	Total		Weighted-Average Intangible Asset Amortization Life (In Years)	Total
Current assets		$78,565			$20,094
Property, plant and equipment		59,630			4,771
Goodwill	N/A	75,361		N/A	29,762
Tradenames - indefinite lives	N/A	12,251		N/A	-
Other intangible assets	14	83,447		9	18,441
Other long-term assets		460			27
Total Assets Acquired		$309,714			$73,095
Liabilities assumed		(51,344)			(21,379)
Net Assets Acquired		$258,370	(1)		$51,716	(2)

(1)	Figure includes cash acquired of $4.2 million.
(2)	Figure includes cash acquired of $6.5 million.

Our Consolidated Financial Statements reflect the results of operations of acquired businesses as of their respective dates of acquisition. Pro-forma results of operations for the years ended May 31, 2017 and May 31, 2016 were not materially different from reported results and, consequently, are not presented.

Foreign Currency

5) Foreign Currency

The functional currency for each of our foreign subsidiaries is its principal operating currency. Accordingly, for the periods presented, assets and liabilities have been translated using exchange rates at year end, while income and expense for the periods have been translated using a weighted-average exchange rate.

The resulting translation adjustments have been recorded in accumulated other comprehensive income (loss), a component of stockholders’ equity, and will be included in net earnings only upon the sale or liquidation of the underlying foreign investment, neither of which is contemplated at this time. Transaction gains and losses increased during the last three fiscal years due to the strengthening of the U.S. dollar, resulting in net transactional foreign exchange losses for fiscal 2017, 2016 and 2015 of approximately $6.4 million, $24.4 million and $22.3 million, respectively.

Cash and Cash Equivalents

6) Cash and Cash Equivalents

We consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. We do not believe we are exposed to any significant credit risk on cash and cash equivalents. The carrying amounts of cash and cash equivalents approximate fair value.

Property, Plant & Equipment

7) Property, Plant & Equipment

May 31,	2017	2016
(In thousands)
Land	$82,184	$60,223
Buildings and leasehold improvements	427,304	363,036
Machinery and equipment	975,091	921,571
Total property, plant and equipment, at cost	1,484,579	1,344,830
Less: allowance for depreciation and amortization	741,893	715,377
Property, plant and equipment, net	$742,686	$629,453

We review long-lived assets for impairment when circumstances indicate that the carrying values of these assets may not be recoverable. For assets that are to be held and used, an impairment charge is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets are less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded for the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, internal appraisals or external appraisals, as applicable. Assets to be disposed of are carried at the lower of their carrying value or estimated net realizable value.

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements	1 to 50 years
Buildings and improvements	1 to 80 years
Machinery and equipment	1 to 30 years

Total depreciation expense for each fiscal period includes the charges to income that result from the amortization of assets recorded under capital leases.

Revenue Recognition

8) Revenue Recognition

Revenues are recognized when realized or realizable, and when earned. In general, this is when title and risk of loss pass to the customer. Further, revenues are realizable when we have persuasive evidence of a sales arrangement, the product has been shipped or the services have been provided to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. We reduce our revenues for estimated customer returns and allowances, certain rebates, sales incentives, and promotions in the same period the related sales are recorded.

We also record revenues generated under long-term construction contracts, mainly in connection with the installation of specialized roofing and flooring systems, and related services. Certain long-term construction contracts are accounted for under the percentage-of-completion method, and therefore we record contract revenues and related costs as our contracts progress. This method recognizes the economic results of contract performance on a timelier basis than does the completed-contract method; however, application of this method requires reasonably dependable estimates of progress toward completion, as well as other dependable estimates. When reasonably dependable estimates cannot be made, or if other factors make estimates doubtful, the completed-contract method is applied. Under the completed-contract method, billings and costs are accumulated on the balance sheet as the contract progresses, but no revenue is recognized until the contract is complete or substantially complete.

Shipping Costs

9) Shipping Costs

Shipping costs paid to third-party shippers for transporting products to customers are included in SG&A expenses. For the years ended May 31, 2017, 2016 and 2015, shipping costs were $148.9 million, $145.3 million and $142.9 million, respectively.

Allowance for Doubtful Accounts Receivable

10) Allowance for Doubtful Accounts Receivable

An allowance for anticipated uncollectible trade receivable amounts is established using a combination of specifically identified accounts to be reserved and a reserve covering trends in collectibility. These estimates are based on an analysis of trends in collectibility and past experience, but are primarily made up of individual account balances identified as doubtful based on specific facts and conditions. Receivable losses are charged against the allowance when we confirm uncollectibility. Actual collections of trade receivables could differ from our estimates due to changes in future economic or industry conditions or specific customer’s financial conditions.  For the periods ended May 31, 2017, 2016 and 2015, bad debt expense approximated $16.0 million, $8.7 million and $4.9 million, respectively. The increase in bad debt expense during fiscal 2017 was primarily the result of our reassessment of the collectibility of accounts receivable, particularly in emerging markets.

Inventories

11) Inventories

Inventories are stated at the lower of cost or net realizable value, cost being determined on a first-in, first-out (FIFO) basis and net realizable value being determined on the basis of replacement cost. Inventory costs include raw materials, labor and manufacturing overhead. We review the net realizable value of our inventory in detail on an on-going basis, with consideration given to various factors, which include our estimated reserves for excess, obsolete, slow moving or distressed inventories. If actual market conditions differ from our projections, and our estimates prove to be inaccurate, write-downs of inventory values and adjustments to cost of sales may be required. Historically, our inventory reserves have approximated actual experience.  Inventories were composed of the following major classes:

May 31,	2017	2016
(In thousands)
Raw material and supplies	$248,426	$227,900
Finished goods	539,771	457,918
Total Inventory	$788,197	$685,818

Goodwill and Other Intangible Assets

12) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with the provisions of ASC 350 and account for business combinations using the acquisition method of accounting and accordingly, the assets and liabilities of the entities acquired are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price paid over the fair value of net assets acquired, including the amount assigned to identifiable intangible assets.

We performed the required annual goodwill impairment assessments as of the first day of our fourth fiscal quarter at the reporting unit level. Our reporting units have been identified at the component level, which is the operating segment level or one level below. First, we assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount.  The traditional two-step quantitative process is required only if we conclude that it is more likely than not that a reporting unit’s fair value is less than its carrying amount.  However, we have an unconditional option to bypass a qualitative assessment and proceed directly to performing the traditional two-step quantitative analysis.  We applied both the qualitative and traditional two-step quantitative processes during our annual goodwill impairment assessment performed during the fourth quarters of fiscal 2017, 2016 and 2015.

The traditional two-step quantitative goodwill impairment assessment involves estimating the fair value of a reporting unit and comparing it with its carrying amount. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to determine and recognize, if appropriate, an impairment loss. Calculating the fair value of the reporting units requires our significant use of estimates and assumptions. We estimate the fair values of our reporting units by applying a combination of third-party market-value indicators, when observable market data is available, and discounted future cash flows to each of our reporting unit’s projected EBITDA. In applying this methodology, we rely on a number of factors, including actual and forecasted operating results and market data.

As a result of the assessments performed for fiscal 2016 and 2015, there were no goodwill impairments, including no reporting units that were at risk of failing step one of the traditional two-step quantitative analysis, except for our Kirker reporting unit, which had an estimated fair value that exceeded its carrying value by approximately 8% at May 31, 2016.

As described further in Note B, “Goodwill and Other Intangible Assets,” during the second quarter of fiscal 2017, we identified certain factors that we considered important in assessing the requirement to perform an interim impairment evaluation for our Kirker reporting unit.  First, Kirker’s three-month operating results for the period ended November 30, 2016 were significantly below historical and expected operating results and downward adjustments were made regarding our expectations for Kirker’s performance. Second, Kirker experienced market share losses at several key customers, including the loss of its largest customer, which accounted for over 15% of Kirker’s fiscal 2016 sales.  Third, some problematic customer relationship issues surfaced, which resulted in a personnel change in a key leadership position at Kirker.  After considering the totality of these events, we determined that an interim step one goodwill impairment assessment was required, as well as an impairment assessment for our intangible and other long-lived assets.  Accordingly, during our second fiscal quarter we recorded a loss totaling $188.3 million for the impairment of goodwill and intangibles at our Kirker reporting unit.  After recording the goodwill impairment loss, no goodwill remained at the Kirker reporting unit at November 30, 2016. As a result of the required annual assessments performed during the fourth quarter of fiscal 2017, there were no additional goodwill impairments, including no other reporting units that were at risk of failing step one of the traditional two-step quantitative analysis.

Additionally, we test all indefinite-lived intangible assets for impairment annually. We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter. We may elect to first assess qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount before applying traditional quantitative tests.  We applied both qualitative and quantitative processes during our annual indefinite-lived intangible asset impairment assessments performed during the fourth quarters of fiscal 2017, 2016 and 2015.

The annual impairment assessment involves estimating the fair value of each indefinite-lived asset and comparing it with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we record an impairment loss equal to the difference. Calculating the fair value of the indefinite-lived assets requires our significant use of estimates and assumptions. We estimate the fair values of our intangible assets by applying a relief-from-royalty calculation, which includes discounted future cash flows related to each of our intangible asset’s projected revenues. In applying this methodology, we rely on a number of factors, including actual and forecasted revenues and market data.  As a result of the assessments performed for fiscal 2016 and 2015, there were no impairments. Results of intangible asset impairment assessments performed during fiscal 2017 are outlined below.

As further described in Note B, “Goodwill and Other Intangible Assets,” during the quarter ended February 28, 2017, we identified certain factors that we considered important in assessing the requirement to perform an interim impairment evaluation for our Restore indefinite tradename asset.  First, sales of our Restore product line during the three-month period ended February 28, 2017 were below historical and expected operating results and significant downward adjustments were recently made to sales projections for Restore products. In the quarter ended February 28, 2017, we became aware that it was highly likely that Restore’s largest customer would discontinue sales of the Restore product line in its retail stores, which was evidenced by this customer’s significant reduction in future orders based on its historical order pattern. We determined that this was significant to consider for the purposes of impairment testing, as sales of Restore products to this customer accounted for over 60% of total sales of Restore products for fiscal 2016.  After considering the magnitude of the loss in sales volume from this key customer, we determined that it was necessary to perform an interim assessment for our Restore intangible assets.  Accordingly, during the third quarter of fiscal 2017, we recorded a preliminary loss totaling $4.9 million for the impairment of the Restore tradename.  After performing the required annual assessments of indefinite-lived intangible assets during the fourth quarter of fiscal 2017, we finalized the Restore tradename valuation with no adjustment and there were no additional impairments.

Should the future earnings and cash flows at our reporting units decline and/or discount rates increase, future impairment charges to goodwill and other intangible assets may be required.

Advertising Costs

13) Advertising Costs

Advertising costs are charged to operations when incurred and are included in SG&A expenses. For the years ended May 31, 2017, 2016 and 2015, advertising costs were $52.3 million, $49.7 million and $40.8 million, respectively.

Research and Development

14) Research and Development

Research and development costs are charged to operations when incurred and are included in SG&A expenses. The amounts charged to expense for the years ended May 31, 2017, 2016 and 2015 were $64.9 million, $61.5 million and $56.7 million, respectively.

Stock-Based Compensation

15) Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors, which may include restricted stock and stock appreciation rights (“SARs”). We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period. Refer to Note H, “Stock-Based Compensation,” for further information.

Investment (Income), Net

16) Investment (Income), Net

Investment (income), net, consists of the following components:

Year Ended May 31,	2017	2016	2015
(In thousands)
Interest (income)	$(4,620)	$(5,975)	$(8,304)
(Gain) on sale of marketable securities	(8,174)	(6,457)	(8,692)
Other-than-temporary impairment on securities	420	3,811	22
Dividend (income)	(1,610)	(1,744)	(1,603)
Investment (income), net	$(13,984)	$(10,365)	$(18,577)

Other Expense (Income), Net

17) Other Expense (Income), Net

Other expense (income), net, consists of the following components:

Year Ended May 31,	2017	2016	2015
(In thousands)
Royalty expense (income), net	$2,680	$2,039	$(1,843)
Loss on litigation settlement	-	9,300	-
(Gain) on remeasurement of joint venture ownership	-	(7,972)	-
(Income) loss related to unconsolidated equity affiliates	(1,013)	(2,080)	(2,023)
Other expense (income), net	$1,667	$1,287	$(3,866)

Loss on Litigation Settlement

A consolidated class-action complaint is pending against Rust-Oleum Corporation (“Rust-Oleum”) seeking to have a class certified and alleging breach of warranty, breach of contract and other claims regarding certain deck coating products of Rust-Oleum.  In May 2016, the parties executed a term sheet outlining the agreed-upon terms of settlement. During fiscal 2017, the court granted final approval of the settlement.  Rust-Oleum has deposited $9.3 million into a settlement fund in satisfaction of the claims.

Gain on Remeasurment of Joint Venture Ownership

In May 2016, we acquired the remaining 51% interest in our Chinese joint venture, Carboline Dalian Paint Production Co., Ltd (“Carboline Dalian”), which increased our ownership to 100%.  Based on the step up from our 49% to a 100% interest in Carboline Dalian, we recorded a remeasurement gain for approximately $8.0 million during fiscal 2016.

Income Taxes

18) Income Taxes

The provision for income taxes is calculated using the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for the tax effect of temporary differences between the financial statement carrying amount of assets and liabilities and the amounts used for income tax purposes and for certain changes in valuation allowances. Valuation allowances are recorded to reduce certain deferred tax assets when, in our estimation, it is more likely than not that a tax benefit will not be realized.

Earnings Per Share of Common Stock

19) Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method.  The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings.  Our unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities.  Basic EPS of common stock is computed by dividing net income by the weighted-average number of shares of common stock outstanding for the period.  Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock, plus the effect of dilutive potential shares of common stock outstanding during the period using the treasury stock method.  Dilutive potential shares of common stock include outstanding SARS, restricted stock awards and convertible notes.  See Note J, “Earnings Per Share of Common Stock,” for additional information.

Other Recent Accounting Pronouncements

20) Other Recent Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers,” which establishes a comprehensive revenue recognition standard that will supersede nearly all existing revenue recognition guidance under GAAP. The new standard prescribes a five-step model for recognizing revenue, which will require significant judgment in its application. The new standard requires disclosures regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers.

Under the original issuance, the new standard would have applied to annual periods beginning after December 15, 2016, including interim periods therein. However, in August 2015, the FASB issued ASU 2015-14, which extends the standard effective date by one year and includes an option to apply the standard on the original effective date. The provisions of this ASU may be applied retrospectively to each prior reporting period presented, or on a modified retrospective basis by recognizing a cumulative catch-up transition amount at the date of initial application. We have not yet selected which transition method we will apply upon adoption of the standard as of June 1, 2018.

Given the scope of work required to implement the recognition and disclosure requirements under the new standard, we began our assessment process during fiscal 2016.  Our progress to date has been significant, including a preliminary identification of areas which will require changes to policies, processes, systems or internal controls.  We expect revenue recognition for our broad portfolio of products and services to remain largely unchanged. However, the guidance is expected to change the timing of revenue recognition in certain areas, including our accounting for long-term construction contracts. While these impacts are not expected to be material to our overall Consolidated Financial Statements, we do anticipate that the new disclosure requirements surrounding revenue recognition will be significant. We continue to assess all potential impacts of the guidance and given the stage of our adoption procedures as well as our normal ongoing business dynamics, our preliminary conclusions and assessments of the potential impacts on each of our different business units’ revenue streams are subject to change.

In April 2015, the FASB issued ASU 2015-03 "Interest-Imputation of Interest," which changes the presentation of debt issuance costs in financial statements and specifies that debt issuance costs related to a note shall be reported in the balance sheet as a direct deduction from the face amount of the note. The guidance does not change the current requirements surrounding the recognition and measurement of debt issuance costs, and the amortization of debt issuance costs will continue to be reported as interest expense. The guidance is effective for years and interim periods within those fiscal years beginning after December 15, 2015. Early adoption is allowed for all entities and the new guidance shall be applied to all prior periods retrospectively. Our adoption of this guidance did not have a significant impact on our consolidated financial position and results of operations, although it has changed the financial statement classification of the deferred debt cost.  As of May 31, 2016, we had $3.0 million and $8.2 million of current and long-term net deferred debt costs, respectively, which had been reflected in our Consolidated Balance Sheets in prepaid expenses and other current assets, and other long-term assets, respectively.  Upon adoption of the new guidance, the net deferred debt costs were reclassified as an offset to the carrying amount of the respective debt on the Consolidated Balance Sheets.

In September 2015, the FASB issued ASU No. 2015-16, “Simplifying the Accounting for Measurement-Period Adjustments,” which simplifies the treatment of adjustments to provisional amounts recognized in the period for items in a business combination for which the accounting is incomplete at the end of the reporting period. The amendments in this ASU were effective for fiscal years beginning after December 15, 2015 and for interim periods therein. We began applying the provisions of this ASU as of June 1, 2016.  Adoption of this ASU did not have a material impact on our Consolidated Financial Statements.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which increases lease transparency and comparability among organizations.  Under the new standard, lessees will be required to recognize all assets and liabilities arising from leases on the balance sheet, with the exception of leases with a term of 12 months or less, which permits a lessee to make an accounting policy election by class of underlying asset not to recognize lease assets and liabilities.  ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, and early adoption is permitted. The new standard requires the recognition and measurement of leases at the beginning of the earliest period presented using a modified retrospective approach, which includes a number of optional practical expedients that entities may elect to apply.  We are currently evaluating the impact this guidance will have on our Consolidated Financial Statements. At a minimum, total assets and total liabilities will increase in the period the ASU is adopted.  At May 31, 2017, our total undiscounted future minimum payments outstanding for operating lease obligations approximated $225.0 million.

In March 2016, the FASB issued ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting,” which makes a number of changes meant to simplify and improve accounting for share-based payments.  The new guidance includes amendments to share-based accounting for income taxes, the related classification in the statement of cash flows and share award forfeiture accounting. ASU 2016-09 is effective for public companies for annual reporting periods beginning after December 15, 2016, and interim periods within those reporting periods. Early adoption is permitted. We elected to early adopt ASU 2016-09 in the first quarter of fiscal 2017.  The primary impact of our adoption was the recognition of excess tax benefits related to equity compensation in our provision for income taxes rather than paid-in capital, which is a change required to be applied on a prospective basis in accordance with the new guidance. Accordingly, we recorded income tax benefits in the consolidated statement of income of $12.1 million during the fiscal year ended May 31, 2017 for excess tax benefits related to equity compensation. The corresponding cash flows are reflected in operating activities instead of financing activities, as was previously required.

Additionally, under ASU 2016-09, we have elected to continue to estimate equity award forfeitures expected to occur to determine the amount of compensation cost to be recognized in each period. Additional amendments to the accounting for income taxes and minimum statutory withholding tax requirements had no impact on our results of operations. The presentation requirements for cash flows related to employee taxes paid for withheld shares also had no impact to any of the periods presented in our consolidated statements of cash flows since such cash flows have historically been presented as a financing activity.

In August 2016, the FASB issued ASU 2016-15, “Classification of Certain Cash Receipts and Cash Payments,” which makes a number of changes meant to add or clarify guidance on the classification of certain cash receipts and payments in the statement of cash flows.  The new guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.  Upon adoption, entities must apply the guidance retrospectively to all periods presented.  We are currently evaluating the impact this guidance will have on our Consolidated Financial Statements.

In January 2017, the FASB issued ASU 2017-01, “Business Combinations: Clarifying the Definition of a Business,” with the objective of adding guidance to assist entities in evaluating whether transactions should be accounted for as acquisitions (disposals) of assets or of businesses. The guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. We are currently reviewing the impact this revised guidance will have on our Consolidated Financial Statements.

In January 2017, the FASB issued ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” to eliminate step two from the goodwill impairment test in order to simplify the subsequent measurement of goodwill. The guidance is effective for fiscal years beginning after December 15, 2019. Early application is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. Adoption of this guidance is not expected to have a material impact on our Consolidated Financial Statements.

In March 2017, the FASB issued ASU 2017-07, “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost,” which requires that an employer report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, if one is presented.  The guidance is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years.  We are currently reviewing the impact this guidance will have on our Consolidated Financial Statements.